Exhibit 99.1

Mandiant Reports Financial Results for First Quarter 2022

RESTON, Va. – May 3, 2022 – Mandiant, Inc. (NASDAQ: MNDT) today announced financial results for the first quarter ended March 31, 2022. Unless otherwise noted, all 2021 results in this release, including the financial tables and reconciliations, reflect only continuing operations.
First Quarter 2022 Financial Highlights
•Revenue of $130 million, an increase of 13 percent from the first quarter of 2021
•Annualized recurring revenue of $287 million, an increase of 22 percent from the end of the first quarter of 20211
•Deferred revenue of $400 million, an increase of 43 percent from the end of the first quarter of 2021
•GAAP operating margin of negative 69 percent, compared to GAAP operating margin of negative 64 percent in the first quarter of 2021
•Non-GAAP operating margin of negative 26 percent, compared to non-GAAP operating margin of negative 24 percent in the first quarter of 20212
•GAAP net loss per basic share attributable to common stockholders of 42 cents, compared to GAAP net loss per basic share attributable to common stockholders of 39 cents in the first quarter of 2021
•Non-GAAP net loss per basic share attributable to common stockholders of 15 cents, compared to non-GAAP net loss basic share attributable to common stockholders of 13 cents in the first quarter of 20212
1 Annualized recurring revenue is defined as the annualized run-rate of active term licenses, subscriptions, and support contracts at the end of a reporting period.
2 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”
Business Outlook and Conference Call
Given the announcement made on March 8, 2022, regarding the company’s entry into a definitive agreement to be acquired by Google LLC, Mandiant will not be providing financial guidance for the second quarter of 2022 or updated financial guidance for the full-year 2022. The company’s previously issued full-year 2022 financial guidance should no longer be relied upon.
Due to the pending transaction with Google LLC, Mandiant will not host a conference call in conjunction with this release. For further detail and discussion of the company’s financial performance, please refer to the company’s upcoming quarterly report on Form 10-Q for the first quarter ended March 31, 2022.
Non-GAAP Financial Measures
In this release Mandiant has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures used by other companies. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends, and in comparing the company's financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial information prepared in accordance with GAAP and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company's non-GAAP financial measures to their most directly comparable GAAP financial measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP gross margin. Mandiant defines non-GAAP gross margin as total gross profit excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, and, as applicable, other special or non-recurring items, divided by total revenue.

Non-GAAP operating income (loss) and non-GAAP operating margin. Mandiant defines non-GAAP operating income (loss) as operating income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, transformation and transition expense, restructuring charges, and other special or non-recurring items. Mandiant defines non-GAAP operating margin as non-GAAP operating income (loss) divided by total revenue.
Non-GAAP net loss attributable to common stockholders. Mandiant defines non-GAAP net loss attributable to common stockholders as net loss excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, transformation and transition expense, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, discrete tax provision (benefit), dividends on Series A convertible preferred stock, accretion of Series A convertible preferred stock, and other special or non-recurring items.
Non-GAAP net loss per basic share attributable to common stockholders. Mandiant defines non-GAAP net loss per basic share attributable to common stockholders as non-GAAP net loss attributable to common stockholders divided by weighted average basic shares outstanding, which excludes stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that are anti-dilutive.
Non-GAAP net loss attributable to common stockholders and non-GAAP net loss per basic share attributable to common stockholders in the first quarter 2022 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, restructuring charges, transformation and transition expense, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, and dividends on Series A convertible preferred stock. Weighted average basic shares outstanding used to calculate non-GAAP net loss per basic share attributable to common stockholders excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that were anti-dilutive.
Non-GAAP net loss attributable to common stockholders and non-GAAP net loss per basic share attributable to common stockholders in the first quarter 2021 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, adjustment to provision from income taxes, dividends on Series A convertible preferred stock, accretion of series A convertible preferred stock and non-GAAP adjustments for discontinued operations. Weighted average basic shares outstanding used to calculate non-GAAP net loss per basic share attributable to common stockholders excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes that were anti-dilutive.
Mandiant considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, restructuring charges, transformation and transition expense, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, dividends on Series A convertible preferred stock, and other non-recurring and discrete items so that management and investors can compare the company's core business operating results over multiple periods.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures exclude stock-based compensation expense. Stock-based compensation is an important part of Mandiant employees' overall compensation and has been, and will continue to be for the foreseeable future, a significant recurring expense in the company's business. Second, the components of the costs that Mandiant excludes in its calculation of these non-GAAP financial measures, including not only stock-based compensation, but also amortization of stock-based compensation expense capitalized in software development costs, non-recurring or non-operating items such as amortization of intangible assets, acquisition related expenses, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, and dividends on Series A convertible preferred stock, may differ from the components excluded by peer companies when they report their non-GAAP results of operations. Mandiant compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP financial measures and evaluating non-GAAP financial measures together with their nearest GAAP equivalents.

About Mandiant, Inc.
Since 2004, Mandiant® has been a trusted partner to security-conscious organizations. Effective security is based on the right combination of expertise, intelligence, and adaptive technology, and the Mandiant Advantage SaaS platform scales decades of frontline experience and industry-leading threat intelligence to deliver a range of dynamic cyber defense solutions. Mandiant’s approach helps organizations develop more effective and efficient cyber security programs and instills confidence in their readiness to defend against and respond to cyber threats.
© 2022 Mandiant, Inc. All rights reserved. Mandiant is a registered trademark of Mandiant, Inc. in the United States and other countries. All other brands, products, or service names are or may be trademarks or service marks of their respective owners.

Contacts:
Media Inquiries:
Media.Relations@mandiant.com
Investor Inquiries:
Investor.Relations@mandiant.com
Source: Mandiant

Mandiant, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$771,967	$1,154,458
Short-term investments	1,359,105	1,039,339
Accounts receivable, net	104,066	146,460
Prepaid expenses and other current assets	76,145	73,079
Total current assets	2,311,283	2,413,336
Property and equipment, net	52,790	46,329
Operating lease right-of-use assets, net	28,462	25,768
Goodwill	1,060,023	1,060,023
Intangible assets, net	70,818	79,511
Deposits and other long-term assets	25,021	26,220
Total Assets	$3,548,397	$3,651,187

Liabilities, Convertible preferred stock and Stockholders' equity
Current Liabilities:
Accounts payable	$25,779	$32,585
Operating lease liabilities, current	14,928	13,306
Accrued and other current liabilities	102,555	105,886
Accrued compensation	52,743	71,660
Convertible senior notes, current, net	459,717	451,030
Deferred revenue, current	302,857	307,611
Total current liabilities	958,579	982,078
Convertible senior notes, non-current, net	617,775	556,240
Deferred revenue, non-current	97,132	102,717
Operating lease liabilities, non-current	53,993	52,132
Other long-term liabilities	7,366	7,376
Total liabilities	1,734,845	1,700,543
Commitments and contingencies:
Series A convertible preferred stock	424,122	419,404
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	3,271,041	3,511,444
Treasury stock	(80,000)	(80,000)
Accumulated other comprehensive income	(13,873)	(2,172)
Accumulated deficit	(1,787,761)	(1,898,055)
Total stockholders’ equity	1,389,430	1,531,240
Total Liabilities, Convertible preferred stock and Stockholders' equity	$3,548,397	$3,651,187

Mandiant, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue:
Platform, cloud subscription and managed services	$57,629	$55,999
Professional services	72,515	58,689
Total revenue	130,144	114,688
Cost of revenue: (1)(2)
Platform, cloud subscription and managed services	30,121	26,613
Professional services	42,081	32,472
Total cost of revenue	72,202	59,085
Total gross profit	57,942	55,603
Operating expenses:
Research and development (1)(3)(10)	44,461	41,905
Sales and marketing (1)(2)	69,409	61,213
General and administrative (1)(4)(10)	32,413	25,351
Restructuring charges (5)	1,040	—
Total operating expenses	147,323	128,469
Operating loss	(89,381)	(72,866)
Other expense, net (6)	(1,844)	(12,409)
Loss before income taxes from continuing operations before income taxes	(91,225)	(85,275)
Provision for income taxes (7)	789	1,180
Loss from continuing operations	(92,014)	(86,455)
Net income from discontinued operations, net of income taxes (11)	—	35,809
Net loss	$(92,014)	$(50,646)
Dividend on series A convertible preferred stock (8)	(4,718)	(4,512)
Accretion of series A convertible preferred stock (9)	—	(82)
Net income (loss) attributable to common stockholders	$(96,732)	$(55,240)
Net income (loss) per share attributable to common stockholders, basic and diluted:
Continuing operations	$(0.42)	$(0.39)
Discontinued operations	—	0.15
Net loss per share attributable to common stockholders, basic and diluted	$(0.42)	$(0.24)
Weighted average shares used in computing net income (loss) per share, basic and diluted	230,584	234,740

Mandiant, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss from continuing operations	$(92,014)	$(86,455)
Adjustments to reconcile net loss from continuing operations to net cash used in continuing operating activities:
Depreciation and amortization	17,505	23,770
Stock-based compensation	38,310	33,401
Non-cash interest expense related to convertible senior notes	1,074	11,384
Deferred income taxes	62	(126)
Loss (gain) on disposal of property and equipment	21	(103)
Other	354	37
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	42,104	13,409
Prepaid expenses and other assets	(1,375)	4,528
Accounts payable	4,173	5,314
Accrued liabilities	(1,721)	2,730
Accrued compensation	(18,918)	(12,389)
Deferred revenue	(10,339)	(3,963)
Other long-term liabilities	(2,571)	(7,109)
Net cash used in operating activities - continuing operations	(23,335)	(15,572)
Net cash provided by operating activities - discontinued operations	—	36,433
Net cash provided by (used in) operating activities	(23,335)	20,861
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment and demonstration units	(9,002)	(5,627)
Purchases of short-term investments	(441,153)	(339,801)
Proceeds from maturities of short-term investments	107,226	176,755
Business acquisitions, net of cash acquired	—	49
FireEye Products business sale transaction costs	(735)	—
Lease deposits	307	457
Net cash used in investing activities - continuing operations	(343,357)	(168,167)
Net cash used in investing activities - discontinued operations	—	(4,392)
Net cash used in investing activities	(343,357)	(172,559)
CASH FLOWS FROM FINANCING ACTIVITIES:
Settlement of share repurchases	(11,483)	—
Series A convertible preferred stock issuance costs	—	(82)
Payment related to shares withheld for taxes	(5,834)	(8,798)
Proceeds from exercise of equity awards	1,518	1,097
Net cash used in financing activities	(15,799)	(7,783)
Net change in cash and cash equivalents	(382,491)	(159,481)
Cash and cash equivalents, beginning of period	1,154,458	673,234
Cash and cash equivalents held for sale, beginning of period	—	3,220
Cash and cash equivalents held for sale, end of period	—	(3,220)
Cash and cash equivalents, end of period	$771,967	$513,753

Mandiant, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
GAAP operating loss	$(89,381)	$(72,866)
Stock-based compensation expense (1)	38,310	33,401
Amortization of stock-based compensation capitalized in software development costs (3)	668	534
Amortization of intangible assets (2)	8,693	11,110
Transformation and transition expense (10)	6,108	—
Acquisition related expenses (4)	500	—
Restructuring charges (5)	1,040	—
Non-GAAP operating income (loss)	$(34,062)	$(27,821)
GAAP gross margin	45%	48%
Stock-based compensation expense (1)	8%	7%
Amortization of stock-based compensation capitalized in software development costs (3)	—%	—%
Amortization of intangible assets (2)	5%	7%
Non-GAAP gross margin	58%	62%
GAAP operating margin	(69)%	(64)%
Stock-based compensation expense (1)	29%	29%
Amortization of stock-based compensation capitalized in software development costs (3)	1%	1%
Amortization of intangible assets (2)	7%	10%
Transformation and transition expense (10)	5%	—%
Restructuring charges (5)	1%	—%
Non-GAAP operating margin	(26)%	(24)%
GAAP net loss attributable to common stockholders	$(96,732)	$(55,240)
Continuing operations:
Stock-based compensation expense (1)	38,310	33,401
Amortization of stock-based compensation capitalized in software development costs (3)	668	534
Amortization of intangible assets (2)	8,693	11,110
Acquisition related expenses (4)	500	—
Restructuring charges (5)	1,040	—
Non-cash interest expense related to convertible senior notes (6)	1,074	11,384
Adjustment to provision (benefit) from income taxes (7)	—	200
Dividend on series A convertible preferred stock (8)	4,718	4,512
Accretion of series A convertible preferred stock (9)	—	82
Transformation and transition expense (10)	6,108	—
Discontinued operations:
Non-GAAP adjustments for discontinued operations (11)	—	16,299
Non-GAAP net income (loss) attributable to common stockholders	$(35,621)	$22,282
GAAP net income (loss) per share attributable to common stockholders, basic and diluted	$(0.42)	$(0.24)
Continuing operations:
Stock-based compensation expense (1)	0.17	0.14
Amortization of stock-based compensation capitalized in software development costs (3)	—	—
Amortization of intangible assets (2)	0.05	0.05
Acquisition related expenses (4)	—	—
Restructuring charges (5)	—	—
Non-cash interest expense related to convertible senior notes (6)	—	0.05
Adjustment to provision (benefit) from income taxes (7)	—	—

	Three Months Ended March 31,
	2022	2021
Dividend on series A convertible preferred stock (8)	0.02	0.02
Accretion of series A convertible preferred stock (9)	—	—
Transformation and transition expense (10)	0.03	—
Discontinued operations:
Non-GAAP adjustments for discontinued operations (11)	—	0.07
Non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted	$(0.15)	$0.09
Weighted average shares used in per share calculation for GAAP, basic and diluted	230,584	234,740

(1) Includes stock-based compensation expense as follows:
Cost of platform, cloud subscription and managed services revenue	$3,616	$2,814
Cost of professional services revenue	7,339	5,186
Research and development expense	9,194	8,423
Sales and marketing expense	10,631	9,890
General and administrative expense	7,530	7,088
Total stock-based compensation expense	$38,310	$33,401

(2) Includes amortization of intangible assets as follows:
Cost of platform, cloud subscription and managed services revenue	$6,764	$7,112
Sales and marketing expense	1,929	3,998
Total amortization of intangible assets	$8,693	$11,110

(3) Includes amortization of stock-based compensation capitalized in software development costs as follows:
Research and development expense	668	534
Total amortization of stock-based compensation capitalized in software development costs	$668	$534

(4) Includes acquisition related expenses as follows:
General and administrative expense	$500	$—

(5) Includes restructuring charges as follows:
Restructuring charges	$1,040	$—

(6) Includes non-cash interest expense related to convertible senior notes as follows:
Other income, net	$1,074	$11,384

(7) Includes income tax effect of non-GAAP adjustments as follows:
Adjustment to provision (benefit) from income taxes	$—	$200

(8) Dividend on series A convertible preferred stock	$4,718	$4,512

(9) Accretion of series A convertible preferred stock	$—	$82

(10) Includes transformation and transition expense as follows:
Research and development expense	$672	$—
General and administrative expense	5,436	—
Total transformation and transition expense	$6,108	$—

	Three Months Ended March 31,
	2022	2021
(11) Includes non-GAAP adjustments for discontinued operations as follows:
Stock-based compensation expense	$—	$12,366
Amortization of intangibles	—	735
Amortization of stock-based compensation capitalized in software development costs	—	538
Divestiture related costs	—	2,660
	$—	$16,299

Mandiant, Inc.
SUMMARY OF CONTINUING OPERATIONS, DISCONTINUED OPERATIONS, AND COMBINED OPERATIONS
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2021
	Continuing	Discontinued	Combined

Revenue	$114,688	$131,659	$246,347
Cost of revenue	59,085	27,801	86,886
Total gross profit	55,603	103,858	159,461

Research and development	41,905	27,420	69,325
Sales and marketing	61,213	37,644	98,857
General and administrative	25,351	2,660	28,011
GAAP operating income (loss)	(72,866)	36,134	(36,732)
Non-GAAP adjustments	45,045	16,298	61,343
Non-GAAP operating income (loss)	$(27,821)	$52,432	$24,611

Other income and expense, provision for income tax & dividends on series A convertible preferred stock	$(18,183)	$(325)	$(18,508)
Net loss attributable to common stockholders	$(91,049)	$35,809	$(55,240)

GAAP operating margin	(64)%	28%	(15)%
Non-GAAP adjustments related to operating income (loss)	40%	12%	25%
Non-GAAP operating margin	(24)%	40%	10%

Non-GAAP Adjustments:
Stock-based compensation expense	$33,401	$12,366	$45,767
Amortization of intangible assets	11,110	735	11,845
Amortization of stock-based compensation capitalized in software development costs	534	538	1,072
Divestiture related costs	—	2,660	2,660
Non-GAAP adjustments related to operating income (loss)	$45,045	$16,299	$61,344

Non-cash interest expense related to convertible senior notes	$11,384	$—	$11,384
Dividend on series A convertible preferred stock	4,512	—	4,512
Accretion of series A convertible preferred stock	82	—	82
Adjustment to provision (benefit) from income taxes	200	—	200
Non-GAAP adjustments below operating income (loss)	$16,178	$—	$16,178
Total non-GAAP adjustments	$61,223	$16,299	$77,522

GAAP net income (loss) per share attributable to common stockholders, basic	$(0.39)	$0.15	$(0.24)
Non-GAAP net income (loss) per share attributable to common stockholders, basic	$(0.13)	$0.22	$0.09
Weighted average shares used in per share calculation for non-GAAP, basic	234,740	234,740	234,740

	Three Months Ended March 31,
	2022	2021

Loss from continuing operations	$(92,014)	$(86,455)
Dividend on series A convertible preferred stock	(4,718)	(4,512)
Accretion of series A convertible preferred stock	—	(82)
Net loss attributable to common stockholders	(96,732)	(91,049)
Total Non-GAAP Adjustments	61,111	61,223
Non-GAAP net loss attributable to common stockholders,	(35,621)	(29,826)
Net loss per share attributable to common stockholders, basic and diluted	$(0.42)	$(0.39)
Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.15)	$(0.13)
Weighted average shares used in per share calculation for GAAP, basic and diluted	230,584	234,740
Weighted average shares used in per share calculation for Non-GAAP, basic and diluted	230,584	234,740

Mandiant, Inc.
RECONCILIATION OF NON-GAAP BILLINGS TO REVENUE
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Revenue	$130,144	$114,688
Add: deferred revenue, end of period	399,989	280,291
Less: deferred revenue, beginning of period	(410,328)	(284,253)
Billings (non-GAAP)	$119,805	$110,726

Mandiant, Inc.
BILLINGS BREAKOUT
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Platform, cloud subscription and managed services billings	$50,213	$52,335
Professional services billings	69,592	58,391
Billings (non-GAAP)	$119,805	$110,726